COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
27.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2016:

	RMB	US$
2017	15,028	2,164
2018	10,343	1,490
2019	4,148	597
2020	4,100	591
2021	4,100	591
Thereafter	53,501	7,707
	91,220	13,140

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2014, 2015 and 2016, total rental expenses for all operating leases amounted to RMB13,764, RMB15,805 and RMB 17,765 (US$2,559), respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB81,664 (US$11,762) at December 31, 2016, which are scheduled to be paid within one year.

Income taxes

As of December 31, 2016, the Group has recognized approximately RMB65,284 (US$9,403) as an accrual for unrecognized tax positions (note 19). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.